UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 29, 2005


                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-22151                93-0969365
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)



 Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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        (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 10, 2005, our Board of Directors dismissed Amper, Politziner & Mattia, P.C. as the company's independent registered public accounting firm. This dismissal was communicated to such firm on November 24, 2005. The Board had appointed Amper, Politziner & Mattia, P.C. during February 2004.

On November 24, 2005, the Board of Directors appointed the firm Kost, Forer, Gabbay, & Kasierer, member of Ernst & Young Global, to serve as our independent registered public accountants for the fiscal year ending December 31, 2004. The decision to change accountants was recommended and approved by the Board of Directors.

From February 2004 through the date hereof, there were no disagreements with Amper, Politziner & Mattia, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Amper, Politziner & Mattia, P.C.'s satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for the year ended December 31, 2003.

Amper, Politziner & Mattia, P.C.'s report on our consolidated financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2003, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B)of Regulation S-B), except that the Company disclosed in item 8A, Controls and Procedures, of its Annual Report on for 10KSB/A for the year ended December 31, 2003.

We provided Amper, Politziner & Mattia, P.C. with a copy of the foregoing disclosures and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosure. On November 29, 2005, we received the letter filed as Exhibit 16.1 to this current report on Form 8-K.

During the year ended December 31, 2003 and through the date hereof, we did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1      Letter from Amper, Politziner & Mattia, P.C. dated November 29, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OrganiTECH U.S.A., INC.
                                          (Registrant)

Date November 29, 2005

                                          By /s/ Lior Hessel
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                                          Lior Hessel
                                          President and Chief Executive Officer